                             Joint Filer Information

Date of Event Requiring Statement:     December 17, 2010

Issuer Name and Ticker or Trading      Cheniere Energy Inc [LNG]
Symbol:

Designated Filer:                      GSO Capital Partners LP

                                       GSO COF Facility LLC
                                       GSO Advisor Holdings L.L.C.
                                       Bennett J. Goodman
                                       J. Albert Smith III
                                       Douglas I. Ostrover

Addresses:                             The address of the principal business and
                                       principal office of each of GSO COF
                                       Facility LLC, GSO Advisor Holdings L.L.C.,
                                       Bennett J. Goodman, J. Albert Smith III,
                                       and Douglas I. Ostrover LLC is c/o GSO
                                       Capital Partners LP, 280 Park Avenue,
                                       11th Floor, New York, NY 10017.

Signatures:
Dated:  December 23, 2010

                                       GSO COF FACILITY LLC

                                       By: GSO Capital Opportunities Fund LP, its
                                           sole member

                                       By: GSO Capital Opportunities Associates LLC,
                                           its general partner

                                           By: /s/ Marisa J. Beeney
                                               ---------------------------------
                                               Name: Marisa J. Beeney
                                               Title: Authorized Signatory

                                       GSO ADVISOR HOLDINGS L.L.C.

                                       By: Blackstone Holdings I L.P., its sole
                                           member
                                       By: Blackstone Holdings I/II GP Inc., its
                                           general  partner

                                           By: /s/ Robert L. Friedman
                                               --------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Signatory

                                       BENNETT J. GOODMAN

                                       By: /s/ Marisa J. Beeney
                                           ------------------------------------
                                           Name: Marisa J. Beeney
                                           Title: Attorney-in-Fact

                                       J. ALBERT SMITH III

                                       By: /s/ Marisa J. Beeney
                                           ------------------------------------
                                           Name: Marisa J. Beeney
                                           Title: Attorney-in-Fact

                                       DOUGLAS I. OSTROVER

                                       By: /s/ Marisa J. Beeney
                                           ------------------------------------
                                           Name: Marisa J. Beeney
                                           Title: Attorney-in-Fact